EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Domark International, Inc. (the "Company") on Form 10-Q for the period ended August 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Ritchie, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         Domark International, Inc.


                                         By /s/ Andrew Ritchie
                                            ------------------------------------
                                            Andrew Ritchie
                                            Chief Executive Officer
                                            October 22, 2012